UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

STAR EQUITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave., Suite 101

Old Greenwich, CT, 06870

(Address of principal executive offices, including zip code)

203-489-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On June 9, 2022, Star Equity Holdings, Inc. (the “Company”) received notice from BDO USA, LLP (“BDO”) of its resignation as the Company's independent registered public accounting firm effective immediately. The Company is currently in the final stages of the process of finding a successor independent registered public accounting firm and anticipates selecting a new independent registered public accounting firm within the next thirty days. The Company will provide information on the selection on Form 8-K once such successor is identified, as required by the rules and regulations of the U.S. Securities and Exchange Commission.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except BDO’s audit report contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods through June 9, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that BDO advised the Company of the existence of a material weakness as of December 31, 2021, relating to the Company’s internal control over financial reporting as the Company does not have a sufficient complement of accounting resources to address complex accounting matters across all operating entities and to allow timely completion of financial reporting and accounting activities, including sufficiently precise management review controls.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BDO’s letter dated June 14, 2022, is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description
16.1	Letter of BDO USA, LLP, dated June 14, 2022.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

Date:	June 14, 2022	By:	/s/ Richard K. Coleman, Jr.
		Name:	Richard K. Coleman, Jr.
		Title:	Chief Executive Officer